UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 20, 2024

Johnson & Johnson

(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza , New Brunswick, New Jersey 08933

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 20, 2024, Johnson & Johnson (the “Company”) completed the previously announced public offerings of the following:

(1)	$1,150,000,000 aggregate principal amount of 4.800% Notes due 2029 (the “2029 Notes”);

(2)	$1,150,000,000 aggregate principal amount of 4.900% Notes due 2031 (the “2031 Notes”);

(3)	$850,000,000 aggregate principal amount of 4.950% Notes due 2034 (the “2034 Notes”);

(4)	$850,000,000 aggregate principal amount of 5.250% Notes due 2054 (the “2054 Notes” and, together with the 2029 Notes, the 2031 Notes and the 2034 Notes, the “U.S. Dollar Notes”);

(5)	€700,000,000 aggregate principal amount of 3.200% Notes due 2032 (the “2032 Notes”);

(6)	€800,000,000 aggregate principal amount of 3.350% Notes due 2036 (the “2036 Notes”); and

(7)	€1,000,000,000 aggregate principal amount of 3.550% Notes due 2044 (the “2044 Notes” and, together with the 2032 Notes and the 2036 Notes, the “Euro Notes”);

under the Company’s Registration Statement on Form S-3, Reg. No. 333-269836.

In connection with the offering of the U.S. Dollar Notes, the Company entered into an underwriting agreement on May 13, 2024, which is filed as Exhibit 1.1 hereto (the “U.S. Dollar Underwriting Agreement”), with J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein (the “U.S. Dollar Underwriters”), pursuant to which the Company agreed to issue and sell the U.S. Dollar Notes to the U.S. Dollar Underwriters. The U.S. Dollar Underwriting Agreement incorporates the Underwriting Agreement Standard Provisions (Debt), dated May 13, 2024, which is filed as Exhibit 1.2 hereto (the “Standard Provisions Agreement”).

In connection with the offering of the Euro Notes, the Company entered into an underwriting agreement on May 14, 2024, which is filed as Exhibit 1.3 hereto (the “Euro Underwriting Agreement”), with J.P. Morgan Securities plc, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and the several Underwriters named therein (the “Euro Underwriters”), pursuant to which the Company agreed to issue and sell the Euro Notes to the Euro Underwriters. The Euro Underwriting Agreement also incorporates the Standard Provisions Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2024, among Johnson & Johnson and J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein.

1.2	Underwriting Agreement Standard Provisions (Debt), dated May 13, 2024.

1.3	Underwriting Agreement, dated May 14, 2024, among Johnson & Johnson and J.P. Morgan Securities plc, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and the several Underwriters named therein.

4.1	Company Order establishing the terms of the U.S. Dollar Notes.

4.2	Form of 4.800% Notes due 2029.

4.3	Form of 4.900% Notes due 2031.

4.4	Form of 4.950% Notes due 2034.

4.5	Form of 5.250% Notes due 2054.

4.6	Company Order establishing the terms of the Euro Notes.

4.7	Form of 3.200% Notes due 2032.

4.8	Form of 3.350% Notes due 2036.

4.9	Form of 3.550% Notes due 2044.

5.1	Opinion of Weil, Gotshal & Manges LLP.

5.2	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.2 of this Current Report on Form 8-K).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)

Date: May 20, 2024	By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary